                                                                   EXHIBIT 99.01

                    [LETTERHEAD OF FIRST USA APPEARS HERE]

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-1

                -----------------------------------------------

                Monthly Period:                    01/01/97 to
                                                   01/31/97
                Distribution Date:                 02/18/97
                Transfer Date:                     02/14/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of May 1, 1993 (the "Series 1993-1 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1992-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution
        to Certificateholders per $1,000
        original certificate principal amount                       $5.47777778

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount                                $5.47777778

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on
        the Certificates, per $1,000 original
        certificate principal amount                                $0.00000000

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1993-1
Page 2

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collection of Principal Receivables.
        ------------------------------------

        The aggregate amount of Collections of Principal
        Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                  Principal Collection Rate      $ Amount
                                ------------------------------------------------
                                                     10.69%      $53,460,188.89

    2.  Collection of Finance Charge Receivables.
        -----------------------------------------

        The aggregate amount of Collections of Finance Charge
        Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                       Finance Charge Yield      $ Amount
                                ------------------------------------------------
              Periodic Finance Charges               14.29%       $5,955,449.12
              Discount Receivables                    1.69%         $704,136.23
                                                      -----         ------------
                 Total                               15.98%       $6,659,585.35


    3.  Principal Receivables/Investor Percentages.
        ------------------------------------------

        (a)   The aggregate amount of Principal Receivables
              in the Trust as of the last day of the
              Collection Period                              $19,330,947,260.55

        (b)   Invested Amount as of the last day of the
              Collection Period                                 $500,000,000.00

        (c)   The Invested Amount set forth in paragraph 3(b)
              above as a percentage of the aggregate amount
              of Principal Receivables set forth in
              paragraph 3(a) above
                                                                         2.587%

        (d)   During the amortization Period: The Invested
              Amount as of ______ (the last day of the
              Revolving Period)                                             N/A

        (e)   The Invested Amount set forth in paragraph 3(d)
              above as a percentage of the aggregate amount
              of Principal Receivables set forth in
              paragraph 3(a) above (applied with respect to
              Principal Receivables during the Amortization
              Period)                                                       N/A

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1993-1
Page 3

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Collection Period

                                                                   Aggregate
                                              % of Total            Account
                                              Outstandings          Balance
                                          --------------------------------------

        (a)   35 - 64 days                            1.72%     $342,794,162.78
        (b)   65 - 94 days                            1.09%     $217,438,619.28
        (c)   95 - 124 days                           0.98%     $196,029,739.41
        (d)   125 - 154 days                          0.76%     $150,912,933.02
        (e)   155 or more days                        1.19%     $235,038,938.98
                                          --------------------------------------
                                Total                 5.74%   $1,142,214,393.47
                                          ======================================


    5.  Monthly Investor Default Amount.
        --------------------------------

        The aggregate amount of all defaulted Principal
        Receivables written off as uncollectible during
        the Collection Period allocable to the Invested
        Amount (the "Monthly Investor Default Amount")            $2,297,705.44

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Investor Charge-Offs
              during the Collection Period                                $0.00

        (b)   The amounts set forth in paragraph 6(a) above, per
              $1,000 original certificate principal amount (which
              will have the effect of reducing, pro rata, the
              amount of each Certificateholder's investment)              $0.00

        (c)   The aggregate amount of Investor Charge-Offs
              reimbursed during the Collection Period                     $0.00

        (d)   The amounts set forth in paragraph 6(c) above, per
              $1,000 original certificate principal amount (which
              will have the effect of increasing, pro rata, the
              amount of each Certificateholder's investment)              $0.00

    7.  Investor Servicing Fee.
        -----------------------

        The amount of the Investor Monthly Servicing Fee payable
        by the Trust to the Servicer for the Collection Period      $625,000.00

    8.  Withdrawal from Cash Collateral Amount.
        ---------------------------------------

        The amount to withdrawn from Cash Collateral Account
        on the related Distribution date.                                 $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1993-1
Page 4

    9.  Cash Collateral Amount.
        -----------------------

        The Available Cash Collateral Amount as of the close of business on the related Distribution
        Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                              Total                              $70,000,000.00

        The Required Cash Collateral Amount as of the close of business on the related Distribution
        Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                              Total                              $70,000,000.00

    11. Funds on Deposit in Cash Collateral Account.
        --------------------------------------------

        The aggregate amount of funds on deposit in the
        Cash Collateral Account pursuant to Section
        2.11(a)(vii) of the Amended Loan Agreement on such
        Distribution Date                                         $5,924,339.79

    12. Series 1993-1 Guaranty Amount.
        ------------------------------

        (a)   The Available Series 1993-1 Guaranty Amount
              on such Distribution Date                          $10,000,000.00

        (b)   The Required Series 1993-1 Guaranty Amount
              on such Distribution Date                          $10,000,000.00

    13. The Available Series 1993-1 Loan Amount.
        ----------------------------------------

        The Available Series 1993-1 Loan Amount
        on such Distribution Date                                $54,075,660.21

    14. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the
        amount of the Investor Interest on the last day of
        the Collection Period to the amount of the
        Investor Interest as of the Closing Date). The
        amount of a Certificateholder's pro rata share of
        the Investor Participation Amount can be
        determined by multiplying the original
        denomination of the holder's Certificate by the
        Pool Factor
                                                                     1.00000000

    15. The Portfolio Yield.
        --------------------

        The Portfolio Yield for the related Monthly Period               10.47%

    16. The Base Rate.
        --------------

        The Base Rate for the related Monthly period                      7.80%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                          FIRST USA BANK
                          as Servicer



                          By:    /s/ W. Todd Peterson
                                 ----------------------------
                                 W. Todd Peterson
                                 Vice President